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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                 ______________



Date of Report (Date of earliest event reported):  October 1, 2001

                           ORCHID BIOSCIENCES, INC.
            (Exact name of registrant as specified in its charter)


     Delaware                      000-30267                    22-3392819
------------------            ---------------------        ---------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


                             303 College Road East
                              Princeton, NJ 08540
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (609) 750-2200


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

                               Page 1 of 5 pages
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Item 5.   Other Events.

     On October 1, 2001, Orchid BioSciences, Inc. announced that it had entered into an Agreement and Plan of Merger, dated as of October 1, 2001, which sets forth the terms and conditions of the proposed acquisition of Lifecodes Corporation by Orchid BioSciences, Inc. Under the terms of the Agreement and Plan of Merger, which have been approved by the boards of directors of both Orchid BioSciences, Inc. and Lifecodes Corporation, Persia Merger Sub, Inc., a wholly owned subsidiary of Orchid BioSciences, Inc., will merge with and into Lifecodes Corporation, resulting in Lifecodes Corporation surviving the transaction and becoming a wholly owned subsidiary of Orchid BioSciences, Inc. Orchid BioSciences, Inc. will issue approximately 6.5 million new shares of common stock in the transaction in exchange for 100% of the outstanding equity of Lifecodes Corporation. The transaction will be structured as a tax-free exchange. The transaction is subject to approval by Lifecodes Corporation's stockholders and other closing conditions and is expected to close in the fourth quarter of 2001.


     The Agreement and Plan of Merger and the accompanying Letter Agreement, are incorporated herein by reference into this Item 5.

                               Page 2 of 5 pages
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Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     2 Agreement and Plan of Merger, dated as of October 1, 2001, by and among Orchid BioSciences, Inc., Persia Merger Sub, Inc. and Lifecodes Corporation and Letter Agreement, dated as of October 1, 2001, by and between Orchid BioSciences, Inc. and Lifecodes Corporation modifying the Agreement and Plan of Merger.

     99 Press Release, dated October 1, 2001, announcing the execution of the Agreement and Plan of Merger by and among Orchid BioSciences, Inc., Persia Merger Sub, Inc. and Lifecodes Corporation.

                               Page 3 of 5 pages
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ORCHID BIOSCIENCES, INC.
                                   (Registrant)



Date: October 5, 2001              /s/ Donald R. Marvin
                                   ---------------------------------
                                   Name:  Donald R. Marvin
                                   Title: Senior Vice President, Chief
                                          Operating Officer & Chief
                                          Financial Officer

                               Page 4 of 5 pages
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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                          Sequential
Number                   Description                             Page Number
-------                  -----------                             -----------

   2 Agreement and Plan of Merger, dated as of October 1, 2001, by and among Orchid
            BioSciences, Inc., Persia Merger Sub, Inc. and
            Lifecodes Corporation and Letter Agreement, dated as of October 1, 2001, by and between Orchid BioSciences, Inc. and Lifecodes Corporation modifying the Agreement and Plan of Merger.

 99 Press Release, dated October 1, 2001, announcing the execution of the Agreement and Plan of Merger by and among Orchid BioSciences, Inc., Persia Merger Sub, Inc. and Lifecodes Corporation.

                               Page 5 of 5 pages